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                                                                    EXHIBIT 99.8

                          NOMINEE HOLDER CERTIFICATION

     The undersigned, a bank, broker, trustee, depository or other nominee holder of rights ("Rights") to purchase shares of common stock, par value $0.10 per share ("Common Stock"), of CCC Information Services Group Inc. (the "Company") pursuant to the rights offering (the "Rights Offering") described and provided for in the Company's prospectus, dated July 27, 2001, and prospectus supplement dated November 30, 2001, hereby certifies to the Company and to Computershare Trust Company of New York, as subscription agent for the Rights Offering, that:

     (1) the undersigned has subscribed for the number of shares of Common Stock specified below pursuant to the Rights Offering on behalf of beneficial owners of Rights listing separately below each such exercise of Rights (without identifying any such beneficial owner)

                NUMBER OF SHARES                         NUMBER OF SHARES SUBSCRIBED FOR
            OWNED ON THE RECORD DATE                       PURSUANT TO RIGHTS OFFERING
-------------------------------------------------  --------------------------------------------
1.
     --------------------------------------------  --------------------------------------------
2.
     --------------------------------------------  --------------------------------------------
3.
     --------------------------------------------  --------------------------------------------
4.
     --------------------------------------------  --------------------------------------------
5.
     --------------------------------------------  --------------------------------------------

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Depository Trust Company ("DTC")
Participant Number (if applicable)

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Name of Bank, Broker, Trustee, Depository or Other Nominee

By:
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           Authorized Signature

Name:
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           (please type or print)

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DTC Subscription Confirmation Number(s)

Date:
------------------, 2001